TAX EXPENSE	12 Months Ended
Dec. 31, 2022
TAX EXPENSE
TAX EXPENSE

NOTE 11 – TAX EXPENSE

The components of deferred income tax assets and (liabilities) are as follows:

	(in thousands)
	December 31,	December 31,
	2022	2021
Deferred tax assets:
Net operating losses	$4,159	$2,842
Accrued expenses	4	-
Inventory
Fixed Assets & Intangibles
Leases
Reserves & Allowances	(77)	58
Gross deferred tax assets	4,086	2,900

Valuation allowance	(3,719)	(2,330)

Total deferred tax assets	367	570

Deferred tax Liabilities:
Depreciable asset basis differences	(367)	(570)

Total deferred tax liabilities	(367)	(570)

Net deferred tax assets (liabilities)	$-	$-

The Company did not incur income tax expense or benefit for the years ended December 31, 2022 or 2021. The reconciliation between the Company’s effective tax rate and the statutory tax rate is as follows:

	Years Ended
	December 31, 2022	December 31, 2021

Expected income tax benefit at statutory tax rate, net	$(2,615)	$(1,160)

State taxes (net of federal tax benefits):	(1,120)	(489)
Increase in valuation allowance	3,719	1,567
Loss on disposal	-	-
Debt discount	-	47
Debt forgiveness	6	-
Other	10	35

Reported income tax expense (benefit)	$-	$-

The Company believes that income tax filing positions will be sustained upon examination and does not anticipate any adjustments that would result in a material adverse effect on the Company's financial position, results of operations or cash flows. Accordingly, the Company has not recorded any reserves, or related accruals or uncertain income tax positions as of December 31, 2022.

Federal and New Jersey tax laws impose significant restrictions on the utilization of net operating loss carryforwards in the event of a change in ownership of the Company, as defined by Internal Revenue Code Section 382 (Section 382). The Company does not believe a change in ownership, as defined by Section 382, has occurred but a formal study has not been completed.

The Company has net operating loss carryforwards for federal and New Jersey income tax purposes of approximately $24,589,504 and $20,936,702, respectively, as of December 31, 2022. The federal net operating loss carryforwards, if not utilized, will carryover indefinitely. The state net operating loss carryforwards, if not utilized, will expire beginning in 2040.